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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2005
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                               DYNEX CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

          Virginia                       1-9819                   52-1549373
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

          4551 Cox Road, Suite 300
            Glen Allen, Virginia                                  23060
  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (804) 217-5800

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

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     On May 11,  2005,  the  Registrant  issued a press  release  reporting  its financial results for the quarter ended March 31, 2005. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02

     The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01  Financial Statements and Exhibits.

              (c) Exhibits. The following exhibit is being furnished pursuant to
Item 2.02 above.

                  Exhibit No.               Description
                      99.1                  Press Release dated May 11, 2005



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DYNEX CAPITAL, INC.





Date:    May 12, 2005              By:  /s/ Stephen J. Benedetti
                                        ----------------------------------------
                                         Stephen J. Benedetti
                                         Executive Vice President and
                                         Chief Financial Officer


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                                  Exhibit Index


             Exhibit No.               Description


                 99.1                  Press Release dated May 11, 2005